Warrant Liability	9 Months Ended
Dec. 31, 2024
Warrant Liability [Abstract]
Warrant Liability
33.	WARRANT LIABILITY
As at December 31, 2024, 24,178,999 Warrants remain outstanding with an estimated fair value of US $1.50 per Warrant based on the market price of the Warrants, for which the Company recognized a liability of $52.2 million (US $36.3 million) (March 31, 2024 - $44.9 million; US $33.1 million). For the nine month period ended December 31, 2024, a loss of $4.0 million on change in the fair value of the warrant liability is presented in the consolidated statements of net (loss) income. For the year ended March 31, 2024, a gain of $12.1 million on change in the fair value of the warrant liability is presented in the consolidated statements of net (loss) income. The Warrants will expire on October 19, 2026.